                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)                ENDED JUNE 30, 1999

[MORNINGSTAR RATINGS LOGO]

Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER
GLOBAL INCOME FUND

  "... In January, no major central bank was expected to raise rates, all had either a neutral or easing bias. By the end of June, all major central banks with the exception of the Bank of England had a monetary policy stance which was either neutral or tightening. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Geographic Composition Portfolio Statistics
9
Portfolio Of Investments
11
Financial Statements
13
Notes To Financial Statements
19
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                         -6.72%
CLASS B                                                         -6.91%
CLASS C                                                         -6.94%
LIPPER GENERAL WORLD INCOME FUNDS CATEGORY AVERAGE*             -3.35%
--------------------------------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.
NET ASSET VALUE

----------------------------------------------------------------------------------------------------------
                                                                   AS OF     AS OF
                                                                  6/30/99   12/31/98
----------------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS A                                   $8.13      $8.94
----------------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS B                                   $8.16      $8.96
----------------------------------------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND CLASS C                                   $8.18      $8.99
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GLOBAL INCOME
FUND RANKINGS AS OF 6/30/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY*

                                               CLASS A             CLASS B                CLASS C
---------------------------------------------------------------------------------------------------------------
1-YEAR                                     #81 of 142 funds     #99 of 142 funds     #94 of 142 funds
---------------------------------------------------------------------------------------------------------------
5-YEAR                                     #35 of 73 funds      #47 of 73 funds      #44 of 73 funds
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF JUNE 30, 1999.

                                               CLASS A             CLASS B           CLASS C
----------------------------------------------------------------------------------------------------------------
SIX-MONTHS INCOME                              $.2175               $.1879           $.1919
----------------------------------------------------------------------------------------------------------------
JUNE DIVIDENDS                                 $.0300               $.0256           $.0264
----------------------------------------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE                                4.43%                3.76%            3.87%
----------------------------------------------------------------------------------------------------------------
SEC YIELD                                        3.19%                2.73%            2.85%
----------------------------------------------------------------------------------------------------------------

CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON JUNE 30, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED JUNE 30, 1999 SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.
THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING RISKS RELATED TO FOREIGN INVESTMENTS AND TO A NON-DIVERSIFIED INVESTMENT COMPANY, ARE DISCUSSED IN THE PROSPECTUS. RISKS ASSOCIATED WITH FOREIGN SECURITIES, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, MAY AFFECT YOUR INVESTMENT. AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST MORE THAN 5% OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN GOVERNMENT.

TERMS TO KNOW


KEMPER FUND'S STYLE
-------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
-------------------------------------------------------------------------------
[MATURITY QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL
312-696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY A FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER GLOBAL INCOME FUND IN THE INTERNATIONAL BOND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return because an investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

SPREAD Difference between the yields on securities of the same quality but different maturities (or vice versa).

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

In his July 22 Humphrey-Hawkins testimony on the economy and Fed policy, Federal Reserve Board Chairman Alan Greenspan indicated that the Fed will raise interest rates soon unless job creation slows and productivity continues to increase. But why, ask many investors, is the Fed tightening when there is no indication of inflation?

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. The Fed might then decide that the June rate increase wasn't enough.

  That is exactly what appears to be happening. In his July 22 commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978, Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting on August 24. Still, the tone of his report included more warnings than expected about the need to follow the June rate increase with another.

  The possibility of another rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation. But Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. If new data confirms this theory, the Fed will likely act promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy BEFORE an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per without generating inflation. Actual 1998 GDP growth was 4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August or October is only "taking back" some of what it gave last year.

  Clearly, then, if the Fed does raise interest rates in August or October, it will do so to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Of course, if the economy slows naturally, the Fed is not likely to increase interest rates. If stock markets don't continue "outsized" gains, consumer spending could ease, and business investment could fall back, making a rate hike unnecessary. But for several years the Fed has been counting on an economic slowdown to keep inflation in check. So far, that hasn't happened. And now the Fed feels that unexploited profit-making opportunities made possible by

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                           NOW (7/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.79                   4.72                   5.46                   6.22
Prime rate (2)                                  8.00                   7.75                   8.50                   8.50
Inflation rate*(3)                              1.96                   1.61                   1.68                   2.21
The U.S. dollar (4)                            -2.82                  -4.37                   8.79                   7.32
Capital goods orders*(5)                       -0.21                  12.89                  10.92                   7.87
Industrial production *(5)                      2.71                   1.55                   3.59                   5.07
Employment growth (6)                           2.33                   2.25                   2.43                   2.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.
 *Data as of 6/30/99.

Source: Economics Department, Scudder Kemper Investments, Inc.

low inflation and the growth of technology may mute a natural cyclical slowdown.

  All things considered, a hike of 25 basis points is likely when the Fed meets in August or October. But one rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

John E. Silvia

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John Silvia as of July 26, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[FALLER PHOTO]

CO-LEAD PORTFOLIO MANAGER JAN FALLER JOINED SCUDDER KEMPER INVESTMENTS' GLOBAL BOND GROUP IN 1999. PRIOR TO JOINING THE COMPANY, JAN WAS PART OF THE GLOBAL FIXED INCOME PORTFOLIO MANAGEMENT TEAM AT PANAGORA ASSET MANAGEMENT. HE RECEIVED A BACHELOR'S DEGREE FROM WESTMONT COLLEGE, SANTA BARBARA, AND AN M.B.A. FROM AMOS TUCK SCHOOL, DARTMOUTH COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

GLOBAL BOND MARKETS HAVE OFFERED SOMEWHAT LACKLUSTER PERFORMANCE THUS FAR IN 1999. FOLLOWING, KEMPER GLOBAL INCOME FUND CO-LEAD PORTFOLIO MANAGER JAN FALLER DISCUSSES THE EVENTS THAT HAVE IMPACTED MARKET AND FUND PERFORMANCE, AND OFFERS HIS OUTLOOK ON WHAT LIES AHEAD.

Q      WHAT WERE THE MAIN ECONOMIC EVENTS AFFECTING GLOBAL BOND MARKETS DURING
THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?

A      The main economic events affecting the global bond markets were the differing policy stances among central banks, reflecting the economic cycle disparity around the world. In mid-February, the Bank of Japan lowered its short-term rate to nearly zero in an effort to stimulate an economy experiencing deflation and negative growth. This rate policy limited the rise in long-term Japanese bond yields as market participants took advantage of the "carry trade," in which they borrow short funds at nearly 0 percent and invest in longer-term instruments at between 1.5 percent and 2 percent, thereby earning the "carry."

       While not with the same desperation as the Japanese, the newly-established European Central Bank also lowered the short-term rate in the Eurobloc from 3 percent to 2.5 percent in an effort to encourage growth in that region. Yield curves across Europe have steepened in response as investors priced in the potentially inflationary effects of the monetary easing. This hurt returns for the Eurobloc during the past few months.

       Conversely, the U.S. Federal Reserve Bank first changed its bias toward raising rates and then boosted Fed Funds by a quarter of a percent at the end of June. This was viewed primarily as taking back a portion of the liquidity it had provided last summer and fall during the global crisis precipitated by Russia's default. The remarkable growth in the U.S. during the first half of 1999 made it possible for the Fed to tighten without having to be concerned about slowing the economy. Indeed, growth has been so strong that U.S. bond yields have been the highest in the Salomon Brothers World Government Bond Index due to fears of inflation.

       The first half of 1999 also saw an increase in risk tolerance among bond market participants. Brazil's devaluation of the real in early 1999 initially created fears of even more instability in emerging markets. Instead, due to credible indications of serious fiscal reform from that country, emerging markets first stabilized and then rallied substantially.

       Certainly, growth expectations have increased over the past six months for most economies around the globe. In January, no major central bank was expected to raise rates, all had either a neutral or easing bias. By the end of June, all major central banks with the exception of the Bank of England had a monetary policy stance which was either neutral or tightening.

Q      AGAINST THIS BACKDROP, HOW DID KEMPER GLOBAL INCOME FUND PERFORM AND WHY
THE UNDER-PERFORMANCE RELATIVE TO ITS PEER GROUP?

A      The Kemper Global Income Fund was down by 6.72 percent (Class A shares, unadjusted for any sales charge) for the first half of 1999, compared to the
7.17 percent decline in the Salomon Brothers World Government Bond Index.*

PERFORMANCE UPDATE

The fund outperformed the index largely because of our currency hedging decisions. The U.S. dollar gained over 12 percent relative to the euro, and over 6 percent relative to the Japanese yen. We were significantly hedged in both of those currencies, reducing the exposure of the fund, and benefiting from the gain in value of the dollar.

  The Lipper category was down 3.35 percent. Kemper Global Income Fund's performance was adverse relative to its peer group due to our risk aversion style. As noted earlier, emerging market bonds did particularly well in the first six months of 1999 relative to the developed bond markets, with JP Morgan's Emerging Markets Bond Index Plus** up over 10 percent. While we do hold some emerging market bonds, we focus on the very high quality countries such as Mexico and Panama.

 * THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX, ON A U.S. DOLLAR TOTAL RETURN BASIS, WITH ALL DIVIDENDS REINVESTED AND IS COMPRISED OF GOVERNMENT BONDS FROM 20 COUNTRIES. THE MINIMUM MATURITY IS ONE YEAR. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT. SOURCE: SALOMON SMITH BARNEY.

** JP MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) IS GENERALLY
   REPRESENTATIVE OF EMERGING MARKETS' EXTERNAL CURRENCY TRADED DEBT AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. SOURCE: BLOOMBERG.

Q      IN APRIL YOU TOOK OVER AS LEAD PORTFOLIO MANAGER OF KEMPER GLOBAL INCOME
FUND. HOW HAS THIS CHANGE AFFECTED THE PORTFOLIO? HAVE YOU MADE ANY ADJUSTMENTS TO THE INVESTMENT PROCESS?

A      The change in management has had little impact on the portfolio. The fund continues to seek securities and countries which appear to be undervalued based upon a variety of measures used by our research analysts.

       Very little change has been made in the investment process. The process is best described as a rigorous, structured approach to following all of the countries and currencies that are candidates for investment by the fund. The process is structured such that we regularly review current and potential holdings in a disciplined manner using consistent measures. Also, we consider any political or other developments that might not be caught by the specific valuation measures which we apply.

       The investment approach of the fund focuses on three areas: country selection, individual security selection, and currency selection. Because changes in interest rates are the most significant determinant of bond returns, identifying which countries will outperform and which countries will underperform has a larger effect on portfolio performance than individual security selection. However, once we determine which countries to own, we then find attractive securities with high credit quality which can enhance the yield of the fund without taking significant credit risk. Approximately 85 percent of the fund's securities are rated single A or better by one of the major ratings agencies.

       Currency selection is of greater importance than either of the bond decisions, because currency returns are generally more volatile than bond returns. Again, we rely on a combination of specific valuation measures to determine what the appropriate combination of hedges is for the fund at any given time. The fund seeks to hold the optimal combination of hedges (see Terms To Know on page 2) which try to minimize risk and enhance return; we will very seldom be fully hedged into dollars or, conversely, fully unhedged. Instead the goal is to have partial hedges which can help reduce the volatility of returns for the fund.

Q      WHAT MARKETS ARE YOU FAVORING?

A      Currently we are closely watching the Eurobloc both because of its new currency and its bond market. Slow growth in the large Eurobloc countries, a low interest rate relative to the dollar, and inconsistent statements by various European Central Bank officials have all contributed to the currency's weakness. The euro deserves attention as the fall has been extreme enough that it appears to be trading significantly below its fair value; and once the currency stabilizes we intend to adjust our hedge accordingly.

       The Eurobloc bond market has been hurt by the currency, as investors holding the bonds have had returns eroded by the weakening euro. Furthermore, both French and Italian government officials have been discussing whether the Maastricht debt restrictions should be lifted in order to permit more fiscal spending to stimulate growth in those countries. This would result in more debt supply, causing yields to go up -- even the talk of this happening has put significant negative pressure on bond yields in the European Monetary Union region. Thus, we are carefully monitoring growth indicators for the area to anticipate whether additional fiscal spending will be necessary, or if the region can recover given current conditions.

       We are also focusing on Japan, where we have our largest underweight. Yields there have remained remarkably low, with ten year bonds at approximately
1.70 percent. Given the current economic situation, it

PERFORMANCE UPDATE


would be difficult for yields to fall much further, but they could rise quite substantially, making the country unattractive. We are watching for evidence of either a recovery, which could cause a slow increase in yields as deflation ends, or further economic deterioration that would lead to further debt issuance and a sharp, substantial rise in yields. While both scenarios are bearish, we are seeking to identify which will play out.

  Certainly we are also closely following the U.S. market, which offers very attractive yields relative to other countries in the index. That high yield does, however, represent compensation for the risk of inflation. Growth has been much stronger in the U.S. than in any other region around the globe, which has created inflationary fears. We are following the relationship between labor costs and productivity, as well as various commodity prices in an effort to identify any signs of increasing inflation in the U.S.

Q      WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A      We believe that the euro is currently below its fair value and that over the medium-term it should rise relative to the dollar. As long as it continues to trend down, we will not fight the trend, which has been strongly negative. Once the trend is broken however, we will adjust our hedge to take advantage of the expected move of the euro toward its fair value.

       As mentioned earlier, there is little appeal to the Japanese bond market. Almost any economic scenario indicates that yields should rise there, which would hurt returns. Therefore, we are underweight in Japanese bonds in anticipation of negative performance from that country relative to other developed bond markets around the globe.

       Furthermore, we anticipate that there will be at least one more rate hike in the U.S. As noted earlier, the move by the Fed at the end of June served to take away some of the liquidity which they had provided last fall after the Russian crisis rather than to slow growth. The Fed has not yet brought rates back to the level where they were before the crisis, and growth remains very strong in the U.S. We believe this makes a second hike likely as they seek to return to a pre-crisis level and remain preemptive about any potential inflation in the U.S.

Q      ARE THERE RISKS TO THIS OUTLOOK?

A      If growth in the Eurobloc countries remains stagnant, it is possible that the euro will fall further before it stabilizes. If we reduce our hedge on the euro too early, the currency could continue to fall in value, thereby hurting the performance of the fund. We are relying on a combination of a disciplined forecasting process and fundamental inputs to minimize this risk.

       For the Japanese outlook, the biggest risk is that an economic recovery is slow and steady. Given this scenario, yields could remain at their low levels for a significant period of time, rather than increasing due to either oversupply or indications of inflation. Should yields remain at their current levels, our underweight position could hurt the performance of the fund, especially if yields in other major markets rose relative to Japan. This is not a particularly likely scenario given the current volatility in the Japanese market.

       The risk with the Fed raising rates comes mainly from the potentially negative effect on equity markets. A drop in U.S. equity markets is not positive for bonds because credit spreads and emerging market spreads are highly correlated with equity returns. We are managing this risk by remaining primarily in high quality credit bonds and viewing our emerging market holdings as tactical. At times that we believe our emerging market positions face a potential increase in spreads, we will reduce our holdings in an effort to reduce the risk.

GEOGRAPHIC COMPOSITION

              PORTFOLIO STATISTICS

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL INCOME FUND
BASED ON TOTAL INVESTMENTS ON JUNE 30, 1999 WHICH IS SUBJECT TO CHANGE.

                                  [BAR GRAPH]

                                                                GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL
                                                                        INCOME FUND ON 6/30/99
                                                                ---------------------------------------
Germany                                                                          20.0%
United States                                                                    18.0%
Norway                                                                           10.0%
Spain                                                                            10.0%
Italy                                                                             7.0%
Canada                                                                            6.0%
New Zealand                                                                       5.0%
Sweden                                                                            5.0%
United Kingdom                                                                    5.0%
Netherlands                                                                       4.0%
France                                                                            2.0%
Brazil                                                                            1.0%
Philippines                                                                       1.0%
Mexico                                                                            1.0%
Panama                                                                            1.0%
Argentina                                                                         1.0%
Turkey                                                                            1.0%
Jamaica                                                                           1.0%
Bulgaria                                                                          1.0%

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                           ON 6/30/99         ON 12/31/98
--------------------------------------------------------------------------------
    FOREIGN/U.S. GOVERNMENT SECURITIES         61%                 96%
--------------------------------------------------------------------------------
    OTHER+                                     31                   2
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                        8                   2
--------------------------------------------------------------------------------
                                              100%                100%



                                     [PIE CHART]             [PIE CHART]
                                     ON 6/30/99              ON 12/31/98

+INCLUDES SUPRANATIONAL ENTITIES AND CORPORATES GUARANTEED BY GOVERNMENTS AVERAGE MATURITY

-------------------------------------------------------------------------------
                                     ON 6/30/99              ON 12/31/98
-------------------------------------------------------------------------------
    AVERAGE MATURITY                 6.2 years                7.0 years
-------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME
PORTFOLIO OF INVESTMENTS AT JUNE 30, 1999
(DOLLARS IN THOUSANDS) (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         U.S. DOLLAR
CURRENCY                               ISSUER                                                PRINCIPAL      VALUE
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND CORPORATE OBLIGATIONS--92.5%
-----------------------------------------------------------------------------------------------------------------------

BRITISH POUNDS--4.8%
                                       United Kingdom Treasury Bond, 8.0%, 06/10/2003        $  2,050      $ 3,521
                                       --------------------------------------------------------------------------------
                                                                                                             3,521
-----------------------------------------------------------------------------------------------------------------------

CANADIAN DOLLARS--5.9%
                                       Government of Canada, 4.5%, 06/01/2001                   3,500        2,362
                                       Government of Canada, 5.5%, 06/01/2009                   2,937        2,006
                                       --------------------------------------------------------------------------------
                                                                                                             4,368
-----------------------------------------------------------------------------------------------------------------------

EURO--32.8%
                                       Depfa Pfandbrief Bank, 4.7%, 07/15/2008                  2,200        2,268
                                       Deutsche Ausgleichsbank, 4.0%, 07/04/2009                2,000        1,986
                                       Ford Motor Credit Corp., 3.7%, 07/12/2004                3,400        3,412
                                       Government of France, 4.5%, 07/12/2002                   1,000        1,063
                                       Government of the Netherlands, 5.75%, 1/15/2004          2,450        2,724
                                       Kingdom of Spain, 5.15%, 7/30/2009                       3,000        3,187
                                       Kredit Fuer Wiederaufbau, 5%, 1/14/2009                  3,180        3,345
                                       Rheinische Hypo Bank, 4.5%, 08/26/2003                   3,120        3,290
                                       Treuhandanstalt, 6.75%, 5/13/2004                        2,480        2,876
                                       --------------------------------------------------------------------------------
                                                                                                            24,151
-----------------------------------------------------------------------------------------------------------------------

JAPANESE YEN--6.5%
                                       Republic of Italy, 3.8%, 3/27/2008                     500,000        4,751
                                       --------------------------------------------------------------------------------
                                                                                                             4,751
-----------------------------------------------------------------------------------------------------------------------

NEW ZEALAND DOLLARS--5.3%
                                       Government of New Zealand, 7%, 7/15/2009                 2,400        1,311
                                       Government of New Zealand, 8%, 04/15/2004                4,500        2,568
                                       --------------------------------------------------------------------------------
                                                                                                             3,879
-----------------------------------------------------------------------------------------------------------------------

NORWEGIAN KRONER--9.7%
                                       Kingdom of Norway, 5.75%, 11/30/2004                    12,000        1,535
                                       Norwegian Government, 5.5%, 05/15/2009                  11,300        1,417
                                       Norwegian Government, 7%, 05/31/2001                    32,200        4,200
                                       --------------------------------------------------------------------------------
                                                                                                             7,152
-----------------------------------------------------------------------------------------------------------------------

SWEDISH KRONOR--5.2%
                                       Government of Sweden, 5%, 01/15/2004                    20,000        2,407
                                       Kingdom of Sweden, 5%, 01/28/2009                       12,100        1,418
                                       --------------------------------------------------------------------------------
                                                                                                             3,825
-----------------------------------------------------------------------------------------------------------------------

U. S. DOLLARS--22.3%
                                       Argentine Republic, Bonos de Consolidacion de Deudas
                                         Previsionales Pre 2 (BOCON), Variable Interest
                                         Rate Bond, 4.912%, 04/01/2001                             14           13
                                       Argentine Republic Global, 11.375%, 01/30/2017             350          304
                                       Federative Republic of Brazil, IDU Floating Rate
                                         Bond, LIBOR plus .8125%, 6.0625%, 01/01/2001             652          623
                                       Federative Republic of Brazil, Eligible Interest,
                                         Floating Rate Bond, LIBOR plus .8125%, 5.825%,
                                         04/15/2006                                               157          124
                                       Federative Republic of Brazil C Bond, 4.5% with 3.5%
                                         Interest Capitalization, 04/15/2014                      180          118
                                       Government of Jamaica, 10.875%, 06/10/2005                 275          250
                                       Kingdom of Spain, 5.875%, 7/28/2008                      4,000        3,762
                                       Republic of Bulgaria, Interest Arrears Bond, LIBOR
                                         plus .8125%, 3.875%, 07/28/2011                          250          169
                                       Republic of Panama, Interest Reduction Bond, Step-up
                                         Coupon, 4.000%, 07/17/2014                               275          204
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)



                                                                                                         U.S. DOLLAR
CURRENCY                               ISSUER                                                PRINCIPAL      VALUE
-----------------------------------------------------------------------------------------------------------------------
                                       Republic of Panama, Past Due Interest Bond, LIBOR
                                         plus .8125% (5.9375%), with Interest
                                         Capitalization, 7/17/2016                           $    216      $   161
                                       Republic of Turkey, 9.875%, 02/23/2005                     300          275
                                       Republic of the Philippines, 8.875%, 04/15/2008          1,000          986
                                       Sunamerica Institute Fund III, 5.75%, 2/16/2009          4,000        3,620
                                       U.S. Treasury Note, 5.500%, 12/31/2000                   1,000        1,001
                                       U.S. Treasury Note, 5.750%, 08/15/2003                   1,200        1,201
                                       U.S. Treasury Note, 6.500%, 10/15/2006                   2,974        3,071
                                       United Mexican States, 11.500%, 05/15/2026                 500          557
                                       --------------------------------------------------------------------------------
                                                                                                            16,439
                                       --------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT AND CORPORATE OBLIGATIONS
                                       (Cost $71,973)                                                       68,086
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS--0.1%
-----------------------------------------------------------------------------------------------------------------------
U. S. DOLLARS
                                       Put on New Zealand Dollars, strike price .5366,
                                         expires 7/22/1999
                                       (Cost $34)                                               7,540 cts.      53
                                       --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS--7.4%
------------------------------------------------------------------------------------------------------------------------

U. S. DOLLARS
                                       Federal Home Loan Mortgage Corp., 4.6%, 07/01/1999       5,500      $ 5,500
                                       --------------------------------------------------------------------------------
                                       TOTAL MONEY MARKET INSTRUMENTS
                                       (Cost $5,500)                                                         5,500
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost $77,507)                                                       73,639
                                       --------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $77,507,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $120,000, the gross unrealized depreciation was $3,988,000 and the net unrealized depreciation on investments was $3,868,000.

At June 30, 1999, outstanding written options were as follows:

                                          PRINCIPAL
                                           AMOUNT              EXPIRATION            STRIKE            MARKET
                                           (000'S)                DATE               PRICE             VALUE $
             CALL OPTIONS                 --------------------------------------------------------------------
NZD...................................      7,540              7/22/1999             .5616                1
                                                                                                          --
Total outstanding written options
  (Premium received $34)..............                                                                    1
                                                                                                          ==

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value,
(Cost: $77,473)                                                 $ 73,586
------------------------------------------------------------------------
Purchased options, at value,
(Cost: $34)                                                           53
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   283
------------------------------------------------------------------------
  Interest receivable                                              1,317
------------------------------------------------------------------------
  Fund shares sold                                                     1
------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                          504
------------------------------------------------------------------------
    TOTAL ASSETS                                                  75,744
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND ASSETS
------------------------------------------------------------------------
Due to custodian bank                                              4,956
------------------------------------------------------------------------
Payable for:
  Investments purchased                                              288
------------------------------------------------------------------------
  Fund shares redeemed                                               111
------------------------------------------------------------------------
  Management fee                                                      28
------------------------------------------------------------------------
  Distribution service fee                                            19
------------------------------------------------------------------------
  Administrative service fee                                          11
------------------------------------------------------------------------
  Custodian and Transfer agent fee and related expenses              121
------------------------------------------------------------------------
Written options, at market (premium received $34)                      1
------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                           90
------------------------------------------------------------------------
    Total liabilities                                              5,625
------------------------------------------------------------------------
NET ASSETS                                                      $ 70,119
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities and assets and liabilities in
    foreign currencies                                          $ (3,487)
------------------------------------------------------------------------
  Options                                                             53
------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (50,199)
------------------------------------------------------------------------
Paid-in capital                                                  123,752
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 70,119
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($58,077 / 7,144 shares outstanding)                             $8.13
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                      $8.51
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($9,795 / 1,200 shares outstanding)                              $8.16
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,247 / 275 shares outstanding)                                $8.18
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Income:
  Interest (net of foreign tax $10)                             $ 2,077
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    292
-----------------------------------------------------------------------
  Administrative service fee                                         84
-----------------------------------------------------------------------
  Distribution fees                                                  50
-----------------------------------------------------------------------
  Professional fees                                                  35
-----------------------------------------------------------------------
  Reports to shareholders                                            69
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            158
-----------------------------------------------------------------------
  Trustees fees and other                                            21
-----------------------------------------------------------------------
    Total expenses                                                  709
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,368
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------
Net realized loss on sales of investments and foreign
  currency transactions                                          (1,691)
-----------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
  Investments and assets and liabilities in foreign currency     (5,176)
-----------------------------------------------------------------------
  Options                                                            53
-----------------------------------------------------------------------
Net gain (loss) on investment transactions                       (6,814)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(5,446)
-----------------------------------------------------------------------

STATEMENT OF CHANGES

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,               YEAR ENDED
                                                                   1999                DECEMBER 31,
                                                                (UNAUDITED)                1998
---------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                          $  1,368                  3,707
---------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         (1,691)                 2,351
---------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation)             (5,123)                 2,547
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       (5,446)                 8,605
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                         (1,951)                (3,960)
---------------------------------------------------------------------------------------------------
  Tax return of capital                                                --                 (1,107)
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (1,951)                (5,067)
---------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                       (7,279)               (17,797)
---------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (14,676)               (14,259)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------
  Beginning of period                                              84,795                 99,054
---------------------------------------------------------------------------------------------------
  End of period                                                  $ 70,119                 84,795
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Global Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none issued at June 30, 1999) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed CONSISTENTLY by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and

NOTES TO FINANCIAL STATEMENTS

                             foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the fund if the option is exercised. During the period, the fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the fund writes a covered call option, the fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally,

NOTES TO FINANCIAL STATEMENTS

                             when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the fund's foreign securities.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, the fund had a net tax basis loss carryforward of approximately $42,482,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2002. However, of this amount, the availability of approximately $14,000,000 obtained through prior fund acquisitions is limited to $7,000,000 per year from 2000 through 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $292,000 for the period ended June 30, 1999. Scudder Investments
                             (U.K.) Limited, an affiliate of Scudder Kemper serves as sub-advisor for the fund and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended June 30, 1999 are $3,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended June 30, 1999, are $67,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid for the six months ended June 30, 1999, are $84,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $93,000 for the period ended June 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the period ended June 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended June 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $82,100

                             Proceeds from sales                          88,100

NOTES TO FINANCIAL STATEMENTS

                             Transactions in written options for the period ended June 30, 1999, are summarized as follows:

                             OVER-THE-COUNTER OPTIONS ON CURRENCIES
                             (000 OMITTED)

                                                                             NUMBER OF
                                                                             CONTRACTS
                                                                             ---------
                                                                                NZD      PREMIUMS
                                                                             ---------   --------
                                         Beginning of Period                      --       $--
                                         Written                               7,540        34
                                         Closed                                   --        --
                                         Exercise                                 --        --
                                         Expired                                  --        --
                                                                               -----       ---
                                         End of Period                         7,540       $34
                                                                               =====       ===

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                             SIX MONTHS ENDED           YEAR ENDED
                                                                                 JUNE 30,              DECEMBER 31,
                                                                                   1999                    1998
                                                                            ------------------      ------------------
                                                                            SHARES     AMOUNT       SHARES     AMOUNT
                                       -------------------------------------------------------------------------------
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                                718    $  6,268         991    $  8,688
                                       -------------------------------------------------------------------------------
                                        Class B                                181       1,566         409       3,579
                                       -------------------------------------------------------------------------------
                                        Class C                                 54         474         178       1,560
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                                138       1,179         336       2,920
                                       -------------------------------------------------------------------------------
                                        Class B                                 24         202          78         682
                                       -------------------------------------------------------------------------------
                                        Class C                                  3          26           7          60
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                             (1,568)    (13,411)     (3,195)    (27,830)
                                       -------------------------------------------------------------------------------
                                        Class B                               (382)     (3,298)       (797)     (6,933)
                                       -------------------------------------------------------------------------------
                                        Class C                                (33)       (285)        (57)       (498)
                                       -------------------------------------------------------------------------------
                                        Class I                                 --          --          (3)        (25)
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                                 17         142       1,287      11,130
                                       -------------------------------------------------------------------------------
                                        Class B                                (17)       (142)     (1,285)    (11,130)
                                       -------------------------------------------------------------------------------
                                        NET DECREASE FROM CAPITAL SHARE
                                        TRANSACTIONS                                  $ (7,279)               $(17,797)
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      At June 30, 1999, the fund had the following
                             forward foreign currency contracts outstanding (in thousands).

                                                                              CONTRACT       UNREALIZED
                                                     FOREIGN CURRENCY        AMOUNT IN     GAIN (LOSS) AT
                                                TO BE (DELIVERED)/RECEIVED  U.S. DOLLARS      12/31/98
                                       ------------------------------------------------------------------
                                       199,403  Japanese Yen                  $ 1,678           $(29)
                                       ------------------------------------------------------------------
                                       (21,200) Swedish Krona                   2,514            151
                                       ------------------------------------------------------------------
                                       (6,726)  Swedish Krona                     798              7
                                       ------------------------------------------------------------------
                                       (17,165) Euro                           17,799            316
                                       ------------------------------------------------------------------
                                       (3,039)  Canadian Dollar                 2,074              8
                                       ------------------------------------------------------------------
                                       (3,239)  Norwegian Krona                 3,963            (61)
                                       ------------------------------------------------------------------
                                         (921)  British Pound                   1,453             22
                                       ------------------------------------------------------------------
                                                NET UNREALIZED GAIN                             $414
                                       ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS A
                                           ------------------------------------------------
                                           SIX MONTHS
                                             ENDED            YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -----------------------------------
                                              1999      1998    1997   1996   1995    1994
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.94      8.58   8.97   9.05    8.55    9.29
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .22       .37   .48    .52      .61     .60
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.81)      .50  (.33)  (.02)    1.05    (.74)
-------------------------------------------------------------------------------------------
Total from investment operations               (.59)      .87   .15    .50     1.66    (.14)
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .22       .40   .47    .58     1.16     .38
-------------------------------------------------------------------------------------------
  Tax return of capital distribution             --       .11   .07     --       --     .22
-------------------------------------------------------------------------------------------
Total dividends                                 .22       .51   .54    .58     1.16     .60
-------------------------------------------------------------------------------------------
Net asset value, end of period               $ 8.13      8.94  8.58   8.97     9.05    8.55
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 (6.72)%   10.48   1.80   5.87   19.89   (1.47)
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       1.72%     1.58   1.32   1.48    1.34    1.53
-------------------------------------------------------------------------------------------
Net investment income                          3.62%     4.31   5.56   5.77    6.43    6.67
-------------------------------------------------------------------------------------------

                                           ------------------------------------------------------
                                                                  CLASS B
                                           ------------------------------------------------------
                                           SIX MONTHS                                   MAY 31
                                             ENDED       YEAR ENDED DECEMBER 31,          TO
                                            JUNE 30,    --------------------------   DECEMBER 31,
                                              1999      1998   1997   1996   1995        1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.96     8.60   9.00   9.09    8.56       8.70
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .19     .31    .41    .46      .56        .30
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.80)    .49   (.33)  (.02)    1.05       (.14)
-------------------------------------------------------------------------------------------------
Total from investment operations               (.61)    .80    .08    .44     1.61        .16
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .19     .34    .42    .53     1.08        .19
-------------------------------------------------------------------------------------------------
  Tax return of capital distribution             --     .10    .06     --       --        .11
-------------------------------------------------------------------------------------------------
Total dividends                                 .19     .44    .48    .53     1.08        .30
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 8.16    8.96   8.60   9.00     9.09       8.56
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 (6.91)%   9.56  1.03   5.11    19.21       1.89
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       2.36%    2.32  2.18   2.14     1.98       2.27
-------------------------------------------------------------------------------------------------
Net investment income                          2.98%    3.57  4.70   5.11     5.79       5.89
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------------
                                                                  CLASS C
                                           ------------------------------------------------------
                                           SIX MONTHS                                   MAY 31
                                             ENDED       YEAR ENDED DECEMBER 31,          TO
                                            JUNE 30,    --------------------------   DECEMBER 31,
                                              1999      1998   1997   1996   1995        1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.99      8.62   9.02   9.09    8.56       8.70
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .19       .32    .42    .48      .57        .30
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.81)      .49   (.33)  (.02)    1.05       (.14)
-------------------------------------------------------------------------------------------------
Total from investment operations              (.62)      .81    .09    .46     1.62        .16
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .19       .34    .43    .53     1.09        .19
-------------------------------------------------------------------------------------------------
  Tax return of capital distribution            --       .10    .06     --       --        .11
-------------------------------------------------------------------------------------------------
Total dividends                                .19       .44    .49    .53     1.09        .30
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.18      8.99   8.62   9.02     9.09       8.56
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                (6.94)%    9.72   1.09   5.31    19.26       1.91
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.21%     2.13   2.11   2.06     2.06       2.23
-------------------------------------------------------------------------------------------------
Net investment income                         3.13%     3.76   4.77   5.19     5.71       5.93
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED                 YEAR ENDED DECEMBER 31,
                                            JUNE 30,    ---------------------------------------------
                                              1999       1998     1997     1996      1995      1994
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $70,119     84,795   99,054   131,761   152,959   170,700
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            216%       313      283       276       220       378
-----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for 1999, 1998, 1997 and 1996 were determined based on average shares outstanding. Data for the six months ended June 30, 1999 is unaudited.

NOTES

 NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK CASADY             LINDA J. WONDRACK
Trustee                           President               Vice President

                                                          MAUREEN E. KANE
LEWIS A. BURNHAM                  PHILIP J. COLLORA       Assistant Secretary

Trustee                           Vice President          CAROLINE PEARSON
                                  and Secretary           Assistant Secretary

DONALD L. DUNAWAY                                         ELIZABETH C. WERTH
Trustee                           JOHN R. HEBBLE          Assistant Secretary

                                  Treasurer               BRENDA LYONS
ROBERT B. HOFFMAN                                         Assistant Treasurer
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           ROBERT C. PECK, JR.
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


----------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
----------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 219557
                                  Kansas City, MO 64121-9066
----------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
----------------------------------------------------------------------------
CUSTODIAN                         THE CHASE MANHATTAN BANK
                                  Chase Metro Tech Center
                                  Brooklyn, NY 11245
----------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
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KGIF - 3 (8/18/99) 1083650